Exhibit 99.1

     Red Hat Reports Fiscal Fourth Quarter and Fiscal Year 2007 Results

     --  Annual Revenue up 44% from Prior Year

     --  Quarterly Operating Profit up 23% Sequentially

     --  Deferred Revenue up 52% from Prior Year

     Business Editors/High-Tech Editors

     RALEIGH, N.C.--(BUSINESS WIRE)--March 29, 2007--Red Hat, Inc. (NYSE: RHT), the world's leading provider of open source solutions, today announced financial results for its fiscal fourth quarter and fiscal year ended February 28, 2007.

     Total revenue for the quarter was $111.1 million, an increase of 41% from the year ago quarter and 5% from the prior quarter. Subscription revenue was $95.9 million, up 44% year-over-year and 8% sequentially. For the full year, total revenue was $400.6 million, an increase of 44% over fiscal 2006 revenue, and subscription revenue was $341.2 million, up 48% from the prior year.

     Net income for the quarter was $20.5 million or $0.10 per diluted share compared with $14.6 million or $0.07 per diluted share for the prior quarter. Non-GAAP adjusted net income for the quarter was $32.7 million, or $0.15 per diluted share, after adjusting for stock compensation and tax expense as detailed in the tables below. This compares to non-GAAP adjusted net income of $29.6 million, or $0.14 per diluted share in the prior quarter.

     For the full year, net income was $59.9 million or $0.29 per diluted share, compared with $79.7 million or $0.41 per diluted share in the prior year. Non-GAAP adjusted net income for the year was $113.6 million or $0.54 per diluted share, compared to $77.9 million and $0.40 per diluted share the year before.

     Non-GAAP operating cash flow, as detailed in the tables below, totaled $56.4 million for the quarter and $217.5 million for the full year. At year end, the company's total deferred revenue balance was $338.6 million, an increase of 52% on a year-over-year basis and 9% sequentially. Total cash, cash equivalents, and investments as of February 28, 2007 were $1.2 billion.

     Other highlights included the following:

     -- For the third consecutive year, Red Hat was ranked the #1 enterprise software vendor in delivering value to customers in a CIO Insight survey.

     -- Red Hat added more than 10,000 net new customers in Q4 and more than 42,000 in FY 2007.

     -- Red Hat introduced its next generation operating platform, Red Hat Enterprise Linux 5 and Advanced Platform.

     "This past year was characterized by solid execution, rapid growth and global expansion. We have invested in people, systems and technology to continually add value to our customers," stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "We are pleased with our ability to continue to generate strong cash flow and improve margins while rolling out enhanced solutions, such as the Red Hat Application Stack and Red Hat Enterprise Linux 5.0, to spur future growth."

     Additional information on Red Hat's reported results, including a reconciliation of the non-GAAP adjusted results, are included in the financial tables below. A live webcast of Red Hat's results will begin at 5:00 pm ET today and can be accessed by the general public at the Company's investor relations website at http://investors.redhat.com. A replay of the webcast will be available shortly after the live event will have ended.

     About Red Hat, Inc.

     Red Hat, the world's leading open source solutions provider, is headquartered in Raleigh, NC with satellite offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high-quality, low-cost technology accessible. Red Hat provides an operating system platform, Red Hat Enterprise Linux, along with applications, management and middleware solutions, including JBoss Enterprise Middleware Suite. Red Hat is accelerating the shift to service-oriented architectures and enabling the next generation of web-enabled applications running on a low-cost, secure open source platform. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with a focus on security and ease of management. Learn more: http://www.redhat.com.

     Forward-Looking Statements

     Certain   statements   contained  in  this  press  release  may  constitute
"forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the integration of acquisitions; the ability of the Company to effectively compete; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; ineffective management of, and control over, the Company's growth and international operations; adverse results in litigation; the dependence on key personnel as well as other factors contained in our most recent Quarterly Report on Form 10-Q (copies of which may be accessed through the Securities and Exchange Commission's website at http://www.sec.gov), including those found therein under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations". In addition, the forward-looking statements included in this press release represent the Company's views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to the date of the press release.

     LINUX is a trademark of Linus Torvalds. RED HAT and JBOSS are registered trademarks of Red Hat, Inc. and its subsidiaries in the US and other countries.

     Tables follow:


                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
              (In thousands - except per share amounts)


                                 Three Months Ended     Year Ended
                                 ------------------ ------------------
                                  Feb 28,  Feb 28,   Feb 28,  Feb 28,
                                   2007     2006      2007     2006
                                 ------------------ ------------------
Revenue:

Subscriptions                    $ 95,906 $ 66,665  $341,206 $230,444
Training and services              15,215   12,056    59,418   47,886
                                 ------------------ ------------------


Total subscription, training and
 services revenue                 111,121   78,721   400,624  278,330
                                 ------------------ ------------------

Cost of revenue:

Subscriptions                       7,333    5,214    27,457   21,003
Training and services              10,096    7,214    37,279   27,504
                                 ------------------ ------------------


Total cost of subscription,
 training and services revenue     17,429   12,428    64,736   48,507
                                 ------------------ ------------------


Total gross profit                 93,692   66,293   335,888  229,823

Operating expense:
Sales and marketing                39,680   23,427   145,562   84,723
Research and development           19,954   11,037    71,038   40,883
General and administrative         17,420   12,068    66,999   46,135
                                 ------------------ ------------------

Total operating expense            77,054   46,532   283,599  171,741
                                 ------------------ ------------------

Income from operations             16,638   19,761    52,289   58,082
Other income, net                  11,902    7,452    43,290   30,053
Interest expense                   (1,549)  (1,507)   (6,016)  (6,119)
                                 ------------------ ------------------

Income before provision for
 income taxes                      26,991   25,706    89,563   82,016
Provision (benefit) for income
 taxes                              6,504   (1,611)   29,656    2,331
                                 ------------------ ------------------

Net income                       $ 20,487 $ 27,317  $ 59,907 $ 79,685
                                 ================== ==================

Net income-diluted               $ 21,467 $ 28,740  $ 63,826 $ 85,455
                                 ================== ==================

Net income per share:
Basic                            $   0.11 $   0.15  $   0.32 $   0.45
Diluted                          $   0.10 $   0.13  $   0.29 $   0.41

Weighted average shares
 outstanding:
Basic                             192,303  180,898   189,347  178,112
Diluted                           220,594  213,482   218,823  207,815

Diluted net income per share
 computation:
GAAP Net income, basic           $ 20,487 $ 27,317  $ 59,907 $ 79,685
Interest expense on convertible
 debentures, net of related GAAP
 tax effects                          477      692     1,906    2,799
Amortization of debt issuance
 costs, net of related GAAP tax
 effects                              503      731     2,013    2,971

GAAP Net income, diluted         $ 21,467 $ 28,740  $ 63,826 $ 85,455
                                 ================== ==================


Note: certain prior year amounts have been reclassified to conform with current year presentation.



                            RED HAT, INC.
                     CONSOLIDATED BALANCE SHEETS
                            (In thousands)

                                ASSETS
                                                Feb. 28,    Feb. 28,
                                                  2007        2006
                                               ----------- -----------
                                               (unaudited)
Current assets:
Cash and cash equivalents                      $  527,239  $  267,547
Investments in debt securities                    350,827     537,324
Accounts receivable, net                           87,973      59,792
Prepaid expenses and other current assets          41,026      16,576
                                               ----------- -----------

Total current assets                            1,007,065     881,239

Property and equipment, net                        45,258      35,822
Goodwill                                          328,837      75,942
Identifiable intangibles, net                      94,314      13,467
Investments in debt securities                    278,028     272,669
Other assets, net                                  32,352      35,102
                                               ----------- -----------

Total assets                                   $1,785,854  $1,314,241
                                               =========== ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable                               $   12,062  $    5,627
Accrued expenses                                   38,472      31,960
Deferred revenue                                  249,615     162,934
Other current obligations                             214         401
                                               ----------- -----------

Total current liabilities                         300,363     200,922

Deferred lease credits                              5,235       4,994
Long term deferred revenue                         89,020      60,554
Other long term obligations                             -         213
Convertible debentures                            570,000     570,000
Stockholders' equity:
Minority interest                                       -         771
Common stock                                           20          19
Additional paid-in capital                      1,040,892     763,906
Deferred compensation                                   -      (2,418)
Accumulated deficit                               (92,092)   (152,113)
Treasury stock, at cost                          (125,789)   (124,125)
Accumulated other comprehensive loss               (1,795)     (8,482)
                                               ----------- -----------

Total stockholders' equity                        821,236     477,558
                                               ----------- -----------

Total liabilities and stockholders' equity     $1,785,854  $1,314,241
                                               =========== ===========


Note: certain prior year amounts have been reclassified to conform with current year presentation.



                            RED HAT, INC.
                CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                            Three Months Ended        Year Ended
                           --------------------- ---------------------
                            Feb 28,    Feb 28,    Feb 28,    Feb 28,
                             2007       2006       2007       2006
                           --------------------- ---------------------

Cash flows from operating
 activities:
Net income                 $  20,487  $  27,317  $  59,907  $  79,685
Adjustments to reconcile
 net income to net cash
 provided by operating
 activities:
Depreciation and
 amortization                  6,161      3,990     23,853     15,434
Deferred income taxes           (771)    (1,584)    12,232     (2,090)
Share-based compensation
 expense                       8,014        508     32,434      4,106
Excess tax benefits from
 share-based payment
 arrangements                (10,745)         -    (15,988)
Gain from repurchase of
 convertible debentures            -          -          -     (3,140)
Provision for doubtful
 accounts                         83        674      1,066      1,043
Amortization of debt
 issuance costs                  752        752      3,008      3,056
(Gain) loss on disposal of
 property and equipment            -        224        (22)     1,349
Other                              -        899       (283)     1,660
Changes in operating assets
 and liabilities net of
 effects of acquisitions:
Accounts receivable           (6,674)    (4,516)   (17,301)   (10,790)
Prepaid expenses and other
 current assets               (6,143)      (565)    (8,145)    (3,085)
Accounts payable               1,306        442      4,844     (2,588)
Accrued expenses               6,409     (1,073)    15,846     10,448
Deferred revenue              26,838     23,049     90,403     91,278
Other assets                     (94)       (36)      (298)       186

Net cash provided by
 operating activities         45,623     50,081    201,556    186,552
                           ---------- ---------- ---------- ----------

Cash flows from investing
 activities:
Purchase of investment
 securities                 (585,229)  (160,266)  (592,673)  (523,344)
Proceeds from sales and
 maturities of investment
 securities                  258,677    169,932    781,539    502,905
Acquisitions of businesses,
 net of cash acquired              -     (1,500)  (149,864)    (2,803)
(Purchase) sale of other
 investments                     319          -        319    (22,267)
Purchase of property and
 equipment                    (7,885)    (4,369)   (22,635)   (16,757)
                           ---------- ---------- ---------- ----------

Net cash provided by (used
 in) investing activities   (334,118)     3,797     16,686    (62,266)
                           ---------- ---------- ---------- ----------

Cash flows from financing
 activities:
Excess tax benefits from
 share-based payment
 arrangements                 10,745          -     15,988          -
Repurchase of convertible
 debentures                        -          -          -    (26,301)
Structured stock
 repurchases                       -          -      1,514      1,031
Net proceeds from issuance
 of common stock under
 Employee Stock Purchase
 Plan                              -      1,064        306      3,394
Proceeds from exercise of
 common stock options          9,678     29,996     24,328     44,098
Purchase of treasury stock       (66)       (27)    (1,664)   (16,716)
Other financing                 (144)      (318)      (400)       237
                           ---------- ---------- ---------- ----------

Net cash provided by
 financing activities         20,213     30,715     40,072      5,743
                           ---------- ---------- ---------- ----------

Effect of foreign currency
 exchange rates on cash and
 cash equivalents               (471)     1,008      1,378     (2,651)
Net increase (decrease) in
 cash and cash equivalents  (268,753)    85,601    259,692    127,378
Cash and cash equivalents
 at beginning of the period  795,992    181,946    267,547    140,169
                           ---------- ---------- ---------- ----------

Cash and cash equivalents
 at end of period          $ 527,239  $ 267,547  $ 527,239  $ 267,547
                           ========== ========== ========== ==========

Note: certain prior year amounts have been reclassified to conform with current year presentation.



                            RED HAT, INC.
NON CASH SHARE-BASED COMPENSATION AND RECONCILIATION OF GAAP RESULTS
                     TO NON-GAAP ADJUSTED RESULTS
                             (Unaudited)
              (In thousands - except per share amounts)


Non cash share-based compensation expense included in Consolidated Statements of Operations:

                                       Three Months      Year Ended
                                           Ended
                                      --------------- ----------------
                                      Feb 28, Feb 28, Feb 28,  Feb 28,
                                        2007    2006     2007    2006
                                      ------- ------- ----------------

Cost of revenue                       $  610    $  -  $ 2,216  $    -
Sales and marketing                    2,280       7    9,033      30
Research and development               2,056      48    7,206     191
General and administration             3,068     453   13,979   3,885
                                      ------- ------- -------- -------
Total stock based compensation
 expense                              $8,014    $508  $32,434  $4,106
                                      ======= ======= ======== =======





Reconciliation of GAAP Results to non-GAAP adjusted Results
(for prior year comparison purposes only)

                                    Three Months        Year Ended
                                        Ended
                                  ----------------- ------------------
                                  Feb 28,  Feb 28,   Feb 28,  Feb 28,
                                   2007     2006      2007     2006
                                  -------- -------- ------------------

GAAP Net income                   $20,487  $27,317  $ 59,907  $79,685

GAAP Provision (benefit) for
 income taxes                       6,504   (1,611)   29,656    2,331

GAAP Income before provision for
 income taxes                     $26,991  $25,706  $ 89,563  $82,016

Add: Share-based compensation per
 FAS 123R (fiscal 2007 only)        8,014      508    32,434    4,106
Deduct: Intrinsic value of stock
 options per APB No. 25              (561)    (508)   (2,471)  (4,106)
                                  -------- -------- ------------------
Incremental non-cash share-based
 compensation expense               7,453        0    29,963        0

Non-GAAP adjusted income before
 provision for income taxes       $34,444  $25,706  $119,526  $82,016

Non-GAAP cash provision for income
 taxes                            $ 1,722  $ 1,285  $  5,976  $ 4,101
                                  -------- -------- --------- --------

Non-GAAP adjusted net income      $32,722  $24,421  $113,550  $77,915
                                  ======== ======== ========= ========

Non-GAAP adjusted net income-
 diluted                          $34,117  $25,816  $119,117  $83,556
                                  ======== ======== ========= ========

Non-GAAP adjusted net income per
 share:
Basic                             $  0.17  $  0.13  $   0.60  $  0.44
Diluted                           $  0.15  $  0.12  $   0.54  $  0.40


Non-GAAP diluted net income per
 share computation:
Non-GAAP adjusted net income      $32,722  $24,421  $113,550  $77,915
Interest expense on convertible
 debentures, net of related 5%
 cash tax effects                     680      680     2,708    2,737
Amortization of debt issuance
 costs, net of related 5% cash tax
 effects                              715      715     2,859    2,904

Non-GAAP adjusted net income-
 diluted                          $34,117  $25,816  $119,117  $83,556
                                  ======== ======== ========= ========





Reconciliation of GAAP cash flow from operating activities to non-GAAP adjusted cash flow from operating activities
(for prior year comparison purposes only)

                                   Three Months        Year Ended
                                       Ended
                                 ----------------- -------------------
                                 Feb 28,  Feb 28,   Feb 28,   Feb 28,
                                    2007     2006      2007      2006
                                 -------- -------- -------------------

GAAP Net cash provided by
 operating activities            $45,623  $50,081  $201,556  $186,552

Add: Excess tax benefits from
 share-based payment arrangements 10,745        0    15,988         0

Non-GAAP Net cash provided by
 operating activities            $56,368  $50,081  $217,544  $186,552
                                 ======== ======== ========= =========


    CONTACT: Red Hat, Inc.
             Kerrin Catallozzi, 919-754-4268
             Corporate Communications
             kcatallo@redhat.com
             or
             Linda Brewton, 919-754-4476
             Investor Relations
             lbrewton@redhat.com